                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)......... September 18, 2006

                         HEALTHCARE SERVICES GROUP, INC.
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             (Exact name of registrant as specified in its charter)

         Pennsylvania               0-120152                   23-2018365
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(State or other jurisdiction of    (Commission               (IRS Employer
 Incorporation or organization)    File Number)           Identification Number)

        3220 Tillman Drive-Suite 300, Bensalem, Pennsylvania    19020
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            (Address of principal executive offices)          (Zip code)

Registrant's telephone number, including area code: 215-639-4274
                                                    ------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     (  ) Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
     (  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
     (  ) Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))
     (  ) Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September  18, 2006,  Healthcare  Services  Group,  Inc.  (the  "Registrant")
entered into an Agreement and Plan of Merger,  pursuant to which the Registrant, through its  wholly-owned  subsidiary  HCSG Merger,  Inc.,  acquired 100% of the capital stock of privately held Summit  Services  Group,  Inc., for  $17,200,000
(and   assumption  by  the  Registrant  of   approximately   $1,000,000  in  net
liabilities)  (the  "Merger").  The  $17,200,000  payment  was made  through the issuance of  approximately  369,000  shares (the  "Shares") of the  Registrant's common stock and a cash payment of $9,500,000.

ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES.

In connection with the Merger,  as described in Item 1.01 herein,  the Shares of the  Registrant's  common stock  valued at  approximately  $7,700,000  are being issued to the former holders of capital stock of Summit Services Group,  Inc. in reliance on the  exemption  from  registration  afforded by Section  4(2) of the
Securities Act.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits. The following exhibits are being furnished herewith:

                  99.1     Press Release dated September 18, 2006.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               HEALTHCARE SERVICES GROUP, INC.
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September 21, 2006                               /s/ Richard W. Hudson
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Date                                             Vice President-Finance and
                                                      Secretary